Exhibit 99

For Immediate Release

Contacts:	Edward C. Milligan	Samuel B. Hay III
	Chairman & CEO	President & COO
	Main Street Banks, Inc.	Main Street Banks, Inc.
	(770) 422-2888	(770) 385-2424

MAIN STREET BANKS REPORTS RECORD SECOND QUARTER EARNINGS
Earnings Up 28.0 Percent Over Second Quarter 2002

ATLANTA, July 16, 2003 – Main Street Banks, Inc. (Nasdaq: MSBK) today reported record earnings for the second quarter of 2003, continuing seven consecutive years of record earnings performance for the company.

Main Street, Atlanta’s largest and highest performing community banking company, reported net income of $6.4 million for the three months ended June 30, 2003 compared to $5.0 million in the second quarter of 2002, an increase of 28.0 percent.  Diluted earnings per share for the second quarter of 2003 were $0.35 versus $0.31 for the second quarter of 2002, a 12.9 percent increase.

Net income for the six months ended June 30, 2003 was $12.1 million, a 23.5 percent increase over the $9.8 million reported in the same period of 2002.  Diluted earnings per share for the six months ended June 30, 2003 were $0.70 versus $0.60 per share for the six months ended June 30, 2002, a 16.7 percent increase. Return on average assets was 1.58 percent for the second quarter of 2003 and return on average shareholder’s equity was 16.5 percent.  For the first six months of 2003, return on average assets was 1.63 percent and return on average shareholder’s equity was 16.8 percent.

 Operating income for the second quarter of 2003 was $6.5 million, up 30.0 percent from the $5.0 million earned in the same period in 2002.  This translates into second quarter operating earnings per diluted share of $0.36 versus $0.31 in the same period in 2002, representing a 16.1 percent increase.  Operating income excludes the impact of intangible amortization expense and provides an appropriate measure of business performance for companies who have completed acquisitions and created amortizable intangible assets as a result.

Operating return on average tangible assets for the second quarter of 2003 was 1.64 percent and operating return on average tangible equity for the second quarter of 2003 was 23.0 percent.

Operating income for the first six months of 2003 was $12.3 million, up 25.5 percent from the $9.8 million earned in the comparable six months in 2002.  This translates into six month operating earnings per diluted share of $0.71 versus $0.61 in the same period in 2002, up 16.4 percent.

Operating return on average tangible assets for the first six months of 2003 was 1.68 percent and operating return on average tangible equity for the first six months of 2003 was 21.3 percent.

 “The second quarter of 2003 was an excellent quarter for Main Street Banks,” said chairman and chief executive officer Edward C. Milligan.  “Our performance was driven by robust loan and deposit growth, a healthy net interest margin, and superior growth in non-interest income.”  Milligan continued, “We are gratified by our continued high performance, especially in light of the progress we have made on completing our footprint across the lucrative northern arc of metropolitan Atlanta, both with strong internal growth and through the recently completed acquisition of First Colony Bancshares.”

Strong Loan Growth Combined With Solid Credit Quality

As of June 30, 2003, Main Street Banks’ loans outstanding were $1.383 billion, reflecting an increase of $522 million or 60.6 percent, compared to the same period last year. The First National Bank of Johns Creek acquisition, completed on December 11, 2002, and First Colony Bancshares acquisition, completed on May 22, 2003, represented $288 million of this increase. Excluding acquisitions, loans outstanding increased 27.2% compared to the second quarter of 2002.

Annualized net charge-offs increased to 0.40 percent of average loans for the second quarter of 2003 from 0.10 percent in the first quarter.  This increase was primarily due to the write-down of one relationship and management believes is not an indicator of increased future loss levels.  Non-performing asset levels decreased modestly in the second quarter to 0.38 percent of assets from 0.39 percent at March 31, 2003. Main Street continues to see no systemic impact on asset quality from the national economic slow-down.  The allowance for loan losses at June 30, 2003 was $20.3 million and represented 1.47 percent of loans outstanding at the end of the period.

Positive Trends in Transaction Deposits

As of June 30, 2003, Main Street Banks’ total deposits were $1.406 billion, reflecting an increase of $468 million, or 49.9 percent, compared to the same period last year. The First National Bank of Johns Creek acquisition and First Colony Bancshares acquisition represented $282 million of this increase.  Excluding acquisitions, total deposits increased $186 million or 19.8 percent compared to the second quarter of 2002.

The bank’s deposit mix continued to improve as transaction deposits, excluding acquisitions, grew 38.7 percent over the same period from June 30, 2002, while reliance on high cost certificates of deposits was reduced through the company’s disciplined pricing structure.  Transaction deposits totaled $721 million for the second quarter of 2003 compared to $444 million for the second quarter of 2002, an increase of $277 million or 62.4 percent.   Acquisitions accounted for $105 million of this increase.

“The second quarter of 2003 continued a five year trend of deposit mix improvement for Main Street Banks.  We have systematically focused on increasing core deposits and reducing our reliance on high cost certificates of deposit over the past five years, solidifying our strong net interest margin,” said Milligan.

Net Interest Margin Remains High

Despite the unprecedented interest rate volatility of the past two years, the company’s net interest margin has remained stable at 5.02 percent for the second quarter of 2003, down slightly from 5.08 percent in the comparable period last year.  Main Street’s fully taxable equivalent net interest income totaled $18.5 million for the second quarter of 2003, an increase of $4.8 million or 35.0 percent, compared to the second quarter of 2002.

Noninterest Income Up 21.7% Over Previous Year

Continuing its recent trend, noninterest income grew at a healthy pace in the second quarter of 2003.  The company reported total noninterest income of $5.6 million for the second quarter, an increase of 21.7 percent or $1.0 million over the second quarter of 2002.  Solid growth in income from SBA lending, insurance agency commissions, and mortgage banking income contributed to this increase.

Income on SBA lending totaled $0.5 million for the second quarter of 2003, an increase of 150.0 percent or $0.3 million as compared to the second quarter of 2002.  This growth resulted from an increased emphasis on SBA lending over the past twelve months and positive market conditions in the Atlanta area.

Insurance agency revenue totaled $1.2 million for the second quarter of 2003, an increase of 33.3 percent or $0.3 million compared to the second quarter last year.

Growth in mortgage activity fueled a 50.0 percent increase in mortgage banking income to $0.9 million in the second quarter of 2003, compared to $0.6 million in the same period in 2002.

Efficiency Remains Positive

Main Street Bank’s efficiency ratio for the second quarter of 2003 was 53.9 percent versus 51.8 percent for the second quarter of 2002.  Noninterest expense for the second quarter of 2003 was $12.8 million, an increase of 36.2 percent compared to noninterest expense in the second quarter of 2002.  The majority of the $3.4 million increase in noninterest expense is associated with the First National Bank of Johns Creek and First Colony Bancshares acquisitions.

“We are proud of our excellent efficiency this year especially at a time when we have continued to invest heavily in our business through the enhancement of our management team and growth in our banking footprint.  We will continue to focus on employing high performing people, expanding existing product lines, increasing market share with emphasis on internal growth, and managing risk,” Milligan concluded.

About Main Street

Main Street Banks, Inc., a $1.9 billion asset, community-banking organization based in metropolitan Atlanta, provides a broad range of banking, brokerage, insurance, and mortgage products and services through its 27 branch offices located in seventeen of Georgia’s fastest growing communities.  Main Street is the largest and highest performing community banking company in the greater Atlanta area.

Safe Harbor

Statements made in this press release, other than those containing historical information, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995.  Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements.  Main Street cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors: possible changes in economic and business conditions; the ability of Main Street to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of loans; the effects of changing interest rates and other risks and factors identified in the company’s filings with the Securities and Exchange Commission.

This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). Main Street Banks, Inc.’s management uses these non-GAAP measures in their analysis of the Company’s performance. These measures adjust GAAP performance to exclude the effects of the amortization of intangibles in the determination of “cash basis” performance measures. These non-GAAP measures may also exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Since these items and their impact on Main Street’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important to a proper understanding of the operating results of Main Street’s core businesses. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

For additional information about Main Street Banks, Inc.’s financial performance, products and services, please visit our web site at www.mainstreetbank.com.

To hear a live webcast of Main Street Banks, Inc.’s second quarter earnings conference call at 10 a.m. today, please visit our web site at www.mainstreetbank.com.  Replays of the conference call will be available through our web site until 5 p.m. (EDT) July 30.

This press release contains forward-looking statements as defined by federal securities laws.  These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management.  Actual results could differ materially from current projections.  Please refer to Main Street Banks, Inc.’s filings with the Securities and Exchange Commission for a summary of important factors that could affect Main Street Banks, Inc.’s forward-looking statements.  Main Street Banks, Inc. undertakes no obligation to revise these statements following the date of this press release.

Financial Tables Follow

MAIN STREET BANKS, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002

ASSETS
Cash and due from banks	$28,207,978	$30,707,034	$32,333,074	$31,406,652	$28,734,616
Interest-bearing deposits in banks	1,094,527	1,497,701	2,603,977	1,321,492	1,186,624
Federal funds sold and securities purchased under agreements to resell	3,693,932	20,244,475	77,877,355	14,686,483	30,759,380
Investment securities available for sale	261,492,461	215,943,007	212,968,883	223,325,801	195,267,822
Investment securities held to maturity	687,759	687,629	687,474	687,313	1,137,017
Other investments	7,591,944	3,719,963	3,723,227	4,868,600	4,143,600
Mortgage loans held for sale	5,225,069	5,133,533	7,572,112	4,564,226	4,026,383
Loans, net of unearned income	1,204,483,316	1,019,221,091	893,315,991	860,651,765	851,471,861
Allowance for loan losses	(17,481,891)	(14,952,587)	(13,108,992)	(12,776,417)	(12,484,090)
Loans, net	1,187,001,425	1,004,268,504	880,206,999	847,875,347	838,987,771
Premises and equipment, net	36,548,349	34,167,977	27,974,412	27,148,525	26,930,652
Other real estate	1,701,440	860,197	1,163,670	2,067,595	1,861,181
Accrued interest receivable	6,731,239	6,125,846	5,825,197	5,779,706	5,745,283
Goodwill and other intangible assets	41,843,036	16,781,189	1,889,738	1,805,879	711,737
Bank owned life insurance	32,463,339	31,082,911	30,616,564	30,160,532	29,688,196
Other assets	8,354,905	7,274,424	5,335,557	4,090,198	4,070,854
Total assets	$1,622,637,404	$1,378,494,391	$1,290,778,240	$1,199,788,349	$1,173,251,117

LIABILITIES
Deposits:
Total deposits	$1,252,649,026	$1,127,800,437	$1,058,405,272	$945,894,625	$936,336,832
Accrued interest payable	3,252,074	3,259,859	3,368,071	3,053,495	3,520,545
Federal Home Loan Bank advances	130,617,494	51,688,172	50,806,989	74,149,911	75,621,250
Federal funds purchased and securities sold under repurchase agreements	40,114,946	49,093,407	52,302,180	59,400,065	47,223,910
Trust preferred securities	21,980,387	5,153,333	1,832,889	—	—
Other liabilities	19,205,655	5,427,293	5,763,289	3,934,105	2,256,813
Total liabilities	$1,467,819,583	$1,242,422,501	$1,172,478,690	$1,086,432,202	$1,064,959,349

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	$67,937,022	$47,605,807	$32,820,247	$30,755,510	$30,002,953
Retained earnings	90,171,848	90,586,608	85,750,162	83,056,951	78,525,834
Accumulated other comprehensive loss	5,496,040	5,309,007	5,380,332	4,287,831	1,772,617
Treasury stock	(8,787,089)	(7,429,532)	(5,651,191)	(4,744,145)	(2,009,637)
Total shareholders’ equity	154,817,821	136,071,890	118,299,550	113,356,148	108,291,767
Total liabilities and shareholders’ equity	$1,622,637,404	$1,378,494,391	$1,290,778,240	$1,199,788,349	$1,173,251,117

MAIN STREET BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002

ASSETS
Cash and due from banks	$43,278,159	$35,903,869	$43,711,817	$63,596,080	$30,938,203
Interest-bearing deposits in banks	1,437,383	833,073	1,782,121	1,271,296	1,436,168
Federal funds sold and securities purchased under agreements to resell	6,452,619	5,455,000	54,656,351	28,345,897	15,684,897
Investment securities available for sale	290,425,026	220,604,260	208,455,409	216,610,155	227,610,227
Investment securities held to maturity	687,849	687,713	687,562	687,417	687,241
Other investments	9,139,759	4,518,924	3,699,368	4,868,600	4,868,600
Mortgage loans held for sale	6,926,692	4,719,794	8,175,522	12,751,028	4,144,673
Loans, net of unearned income	1,382,761,970	1,048,550,371	982,486,447	860,297,666	861,235,694
Allowance for loan losses	(20,272,465)	(15,390,616)	(14,588,582)	(12,706,025)	(12,746,608)
Loans, net	1,362,489,505	1,033,159,755	967,897,865	847,591,640	848,489,087
Premises and equipment, net	38,599,954	35,136,570	31,674,673	27,873,737	26,871,117
Other real estate	1,121,324	849,723	873,187	2,311,200	1,656,210
Accrued interest receivable	8,116,249	6,629,105	6,437,290	5,961,892	6,250,455
Goodwill and other intangible assets	94,693,114	18,098,425	16,372,018	1,757,109	1,823,282
Bank owned life insurance	34,526,510	31,366,634	30,904,434	30,444,481	29,976,119
Other assets	8,284,694	6,951,808	6,662,483	5,215,261	5,364,866
Total assets	$1,906,178,835	$1,404,914,653	$1,381,990,101	$1,249,285,793	$1,205,801,143

LIABILITIES
Deposits:

Total deposits	$1,405,589,895	$1,137,990,763	$1,128,927,884	$1,018,752,241	$937,965,602
Accrued interest payable	3,445,084	3,316,098	3,723,167	3,234,028	3,180,230
Federal Home Loan Bank advances	167,872,846	74,500,000	50,000,000	50,000,000	90,121,250
Federal funds purchased and securities sold under repurchase agreements	39,586,369	46,990,844	47,666,699	56,350,050	59,728,041
Trust preferred securities	50,000,000	5,000,000	5,155,000	—	—
Other liabilities	48,989,347	4,082,494	14,860,481	4,351,621	3,407,721
Total liabilities	$1,715,483,540	$1,271,880,199	$1,250,333,232	$1,132,687,940	$1,094,402,845

SHAREHOLDERS’ EQUITY
Common stock-no par value
Authorized - 50,000,000 shares
Outstanding - 18,888,732 shares	$99,574,895	$47,790,817	$47,480,185	$30,613,959	$30,764,590
Retained earnings	93,714,297	89,279,754	85,473,941	85,018,306	81,454,710
Accumulated other comprehensive loss	6,193,192	4,750,972	5,561,196	6,189,660	3,726,903
Treasury stock	(8,787,089)	(8,787,089)	(6,858,452)	(5,224,071)	(4,547,905)
Total shareholders’ equity	190,695,294	133,034,454	131,656,869	116,597,853	111,398,298
Total liabilities and shareholders’ equity	$1,906,178,835	$1,404,914,653	$1,381,990,101	$1,249,285,793	$1,205,801,143

MAIN STREET BANKS, INC. AND SUBSIDIARIES

LOAN AND DEPOSIT STRATIFICATION

(Unaudited)

	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002

LOAN PORTFOLIO
Real estate:
Residential Mortgage	$254,249,140	$212,270,942	$198,400,329	$189,121,392	$171,771,264
Construction	349,508,658	270,713,895	238,415,023	205,089,390	199,055,570
Commercial real estate	612,342,600	455,547,433	404,630,039	367,280,733	383,862,156
Commercial & Industrial	120,771,227	74,478,407	104,061,368	63,920,874	70,166,364
Consumer	46,178,523	37,127,397	38,386,805	36,324,860	37,910,012
Unearned income	(288,178)	(1,587,702)	(1,407,118)	(1,439,582)	(1,529,673)
Total loans	$1,382,761,970	$1,048,550,371	$982,486,447	$860,297,666	$861,235,694
Loan growth	31.9%	6.7%	14.2%	—0.1%	3.1%

DEPOSITS
Non-interest bearing demand	$210,380,963	$173,716,068	$181,899,507	$181,604,616	$171,617,632
Interest bearing demand	115,980,561	97,838,803	123,593,783	111,582,755	110,337,701
Money market	278,897,227	198,502,525	165,305,370	125,361,848	94,257,709
Savings	40,302,482	36,597,700	36,018,401	43,858,654	41,722,579
Total low cost core accounts	645,561,234	506,655,095	506,817,061	462,407,873	417,935,621
Public funds - transaction	75,593,528	86,558,371	54,806,227	62,294,126	25,593,864
Total demand accounts	721,154,761	593,213,467	561,623,288	524,701,999	443,529,485
Time deposits - public funds	17,412,493	14,723,607	11,464,058	16,598,586	27,674,271
Time deposits	667,022,641	530,053,689	555,840,539	477,451,656	466,761,847
Total deposits	$1,405,589,895	$1,137,990,763	$1,128,927,884	$1,018,752,241	$937,965,602
Deposit growth	23.5%	0.8%	10.8%	8.6%	6.7%
Percentage low cost core	45.9%	44.5%	44.9%	45.4%	44.6%

MAIN STREET BANKS, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	Six months ended June 30,
						2003	2002

RESULTS OF OPERATIONS
Net interest income	$18,189,248	$15,075,029	$14,370,447	$14,167,102	$13,478,091	$33,264,277	$25,760,610
Net interest income (tax equivalent)	18,474,237	15,363,807	14,658,439	14,452,163	13,749,402	33,838,043	26,260,477
Provision for loan losses	1,801,000	1,047,000	1,727,000	217,000	1,434,000	2,848,000	2,059,000
Non-interest income	5,634,871	5,276,699	5,174,640	5,066,438	4,603,700	10,911,570	8,810,957
Non-interest expense	12,830,345	11,107,728	9,886,073	11,526,067	9,372,836	23,938,073	18,435,748
Net Income	6,383,989	5,750,479	5,479,009	5,215,690	5,006,393	12,134,468	9,775,999

AVERAGE BALANCE SHEET DATA (in thousands)
Loans, net of unearned income	$1,204,483	$1,019,221	$893,316	$860,652	$851,472	$1,111,852	$837,447
Investment securities	262,180	216,631	213,656	224,013	196,405	239,405	157,728
Earning assets	1,477,281	1,258,807	1,190,426	1,104,123	1,084,975	1,368,044	1,052,025
Total assets	1,622,637	1,378,494	1,290,778	1,199,788	1,173,251	1,500,566	1,143,885
Deposits	1,252,649	1,127,800	1,058,405	945,895	936,337	1,190,225	930,316
Shareholders’ equity	154,818	136,072	118,300	113,356	108,292	145,445	107,266

PER COMMON SHARE
Earnings per share - Basic	$0.367	$0.355	$0.348	$0.333	$0.319	$0.724	$0.622
Earnings per share - Diluted	$0.353	$0.342	$0.339	$0.323	$0.308	$0.696	$0.603
Book value per share at end of period	$10.10	$8.23	$8.11	$7.46	$7.11	$10.10	$7.11
End of period shares outstanding	18,888,732	16,173,647	16,242,498	15,638,692	15,663,927	18,888,732	15,663,927
Weighted average shares outstanding
Basic	17,374,719	16,217,854	15,755,243	15,657,376	15,704,830	16,769,565	15,706,039
Diluted	18,059,948	16,828,795	16,173,200	16,123,745	16,239,426	17,426,778	16,224,882

STOCK PERFORMANCE
Market Price:
Closing	$24.94	$18.45	$19.09	$18.32	$20.34	$24.94	$20.34
High	$25.40	$20.48	$20.36	$21.39	$21.38	$25.40	$21.38
Low	$18.48	$18.45	$15.77	$18.05	$18.00	$18.45	$14.19
Trading volume	1,243,900	1,262,900	851,500	673,000	1,209,400	2,506,800	1,746,400
Cash dividends per share	$0.120	$0.120	$0.105	$0.105	$0.105	$0.120	$0.105
Dividend payout ratio	33.95%	35.12%	30.99%	32.65%	33.86%	17.23%	17.28%
Price to earnings	17.59	13.31	14.29	14.52	16.63	17.76	16.88
Price to book value	2.47	2.24	2.37	2.49	2.91	2.47	2.91

PERFORMANCE RATIOS
Return on average assets	1.58%	1.69%	1.68%	1.72%	1.71%	1.63%	1.72%
Return on average equity	16.5%	17.1%	18.4%	18.3%	18.5%	16.8%	18.4%
Average earning assets to average total assets	77.50%	89.60%	86.14%	88.38%	89.98%	71.77%	87.25%
Average loans as percentage of average deposits	96.2%	90.4%	84.4%	91.0%	90.9%	93.4%	90.0%
Net interest margin (tax equivalent)	5.02%	4.95%	4.89%	5.19%	5.08%	4.99%	5.03%
Average equity to average assets	9.54%	9.87%	9.16%	9.45%	9.23%	9.69%	9.38%
Non-interest Income Ratio	23.65%	25.93%	26.48%	26.34%	25.46%	24.70%	25.49%
Efficiency ratio	53.85%	54.58%	50.58%	59.93%	51.84%	54.19%	53.33%

ASSET QUALITY
Total non-performing assets	$7,189,862	$5,484,735	$4,230,087	$5,573,224	$4,933,586	$7,189,862	$4,933,586
Non-performing assets as a percentage of loans plus foreclosed assets	0.52%	0.52%	0.43%	0.65%	0.57%	0.52%	0.57%
Net annualized charges-offs (recoveries) as a percentage of average loans.	0.40%	0.10%	0.60%	0.12%	0.49%	0.26%	0.32%
Reserve for loan losses as a percentage of loans, at end of period	1.47%	1.47%	1.48%	1.48%	1.48%	1.47%	1.48%

MAIN STREET BANKS, INC. AND SUBSIDIARIES

OPERATING INCOME CALCULATION

(Unaudited)

	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	Six months ended June 30,
						2003	2002

Net Income	$6,383,989	$5,750,479	$5,479,009	$5,215,690	$5,006,393	$12,134,468	$9,775,999
Amortization of intangible assets (net)	87,750	56,475	56,475	56,475	33,600	144,225	67,200
Operating Income	$6,471,739	5,806,954	5,535,484	5,272,165	5,039,993	12,278,693	9,843,199

OPERATING EARNINGS PER SHARE
Basic	$0.372	$0.358	$0.351	$0.337	$0.321	$0.732	$0.627
Diluted	$0.358	$0.345	$0.342	$0.327	$0.310	$0.705	$0.607

Average tangible assets	$1,580,794,368	$1,361,713,202	$1,288,888,502	$1,197,982,470	$1,172,539,379	$1,471,253,785	$1,143,182,382
Average tangible equity	$112,974,786	$119,290,700	$116,409,812	$111,550,269	$107,580,030	$116,132,743	$106,563,649

Operating return on average tangible assets	1.64%	1.73%	1.70%	1.75%	1.72%	1.68%	1.74%
Operating return on average tangible equity	22.98%	19.74%	18.87%	18.75%	18.79%	21.32%	18.63%

MAIN STREET BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	Six months ended June 30,
						2003	2002
INTEREST INCOME
Loans, including fees	$21,418,754	$18,933,953	$17,659,454	$17,437,921	$16,948,718	$40,352,706	$33,555,909
Interest on investment securities:
Taxable	2,144,684	2,075,114	2,281,974	2,157,235	2,160,089	4,219,798	3,435,509
Non-taxable	441,624	438,663	440,377	449,464	422,529	880,287	762,247
Federal funds sold & repurchase agreements	12,867	57,860	277,822	63,619	126,204	70,727	405,806
Interest bearing deposits in banks	3,126	7,534	5,337	2,097	851	10,660	26,692
Interest on other investments	110,900	31,740	64,595	50,639	55,841	142,641	112,187
Total interest income	$24,131,955	$21,544,864	$20,729,559	$20,160,975	$19,714,232	$45,676,818	$38,298,350

INTEREST EXPENSE
Interest-bearing demand and money market	$1,557,562.94	$1,422,833.80	$1,127,576.89	$701,464.88	$573,764.75	$2,980,396.74	$1,214,065.61
Savings	58,787	52,808	97,483	97,616	98,997	111,595	225,267
Time deposits	3,067,821	4,182,825	4,316,716	4,199,979	4,482,262	7,250,646	9,317,836
Other time deposits	85,603	98,960	104,617	166,763	295,872	184,563	586,502
Federal funds purchased	7,335	13,233	11,975	18,992	23,653	20,568	55,237
Federal Home Loan Bank advances	564,029	230,111	224,774	326,881	390,837	794,139	764,235
Interest expense on subordinated debentures	237,006	55,402	30,638	—	—	292,407	—
Other	364,563	413,662	445,331	482,176	370,755	778,225	374,597
Total interest expense	$5,942,707	$6,469,835	$6,359,112	$5,993,873	$6,236,141	$12,412,541	$12,537,740

Net interest income	$18,189,248	$15,075,029	$14,370,447	$14,167,102	$13,478,091	$33,264,277	$25,760,610
Provision for loan losses	1,801,000	1,047,000	1,727,000	217,000	1,434,000	2,848,000	2,059,000
Net interest income after provision for loan losses	$16,388,248	$14,028,029	$12,643,447	$13,950,102	$12,044,091	$30,416,277	$23,701,610

NON-INTEREST INCOME
Service charges on deposit accounts	$1,857,289	$1,740,874	$1,879,825	$1,848,214	$1,767,454	$3,598,163	$3,290,559
Other customer service fees	395,227	364,100	306,747	341,058	334,354	759,327	665,390
Mortgage banking revenue	865,347	646,375	823,554	710,706	586,844	1,511,722	1,041,763
Investment brokerage revenue	60,433	83,670	69,567	89,185	110,344	144,103	202,701
Insurance agency commissions	1,235,868	1,180,240	1,107,814	1,145,510	856,828	2,416,108	1,676,319
Income from SBA Lending	504,925	379,254	106,799	153,588	163,442	884,179	475,130
Other income	715,782	882,186	880,334	778,176	784,434	1,597,968	1,459,094
Total noninterest income	$5,634,871	$5,276,699	$5,174,640	$5,066,438	$4,603,700	$10,911,570	$8,810,957

NON-INTEREST EXPENSE
Salaries and other compensation	$6,203,214	$5,614,891	$5,135,575	$5,510,648	$4,753,499	$11,818,105	$9,264,673
Employee benefits	1,049,294	1,203,592	1,029,252	903,634	720,504	2,252,886	1,654,131
Net occupancy and equipment expense	1,531,679	1,359,460	1,353,031	1,253,272	1,211,378	2,891,139	2,288,780
Data processing fees	442,383	309,735	378,126	348,814	182,738	752,118	420,315
Professional services	585,609	376,180	332,933	397,223	314,310	961,789	534,724
Communications & supplies	756,953	827,050	726,758	814,169	672,776	1,584,003	1,275,929
Regulatory agency assessments	106,105	61,215	67,901	81,782	53,898	167,320	113,049
Amortization of intangible assets	87,750	56,475	56,475	56,475	33,600	144,225	67,200
Other expense	2,067,356	1,299,131	806,022	2,160,049	1,430,132	3,366,487	2,816,947
Total noninterest expense	$12,830,345	$11,107,728	$9,886,073	$11,526,067	$9,372,836	$23,938,073	$18,435,748

Income before income taxes	$9,192,774	$8,197,001	$7,932,014	$7,490,473	$7,274,955	$17,389,774	$14,076,819
Income tax expense	2,808,785	2,446,522	2,453,005	2,274,783	2,268,562	5,255,307	4,300,820
Net income	$6,383,989	$5,750,479	$5,479,009	$5,215,690	$5,006,393	$12,134,468	$9,775,999

EARNINGS PER SHARE
Basic	$0.367	$0.355	$0.348	$0.333	$0.319	$0.724	$0.622
Diluted	$0.353	$0.342	$0.339	$0.323	$0.308	$0.696	$0.603
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	17,374,719	16,217,854	15,755,243	15,657,376	15,704,830	16,769,565	15,706,039
Diluted	18,059,948	16,828,795	16,173,200	16,123,745	16,239,426	17,426,778	16,224,882
CASH DIVIDENDS PER SHARE	$0.120	$0.120	$0.105	$0.105	$0.105	$0.120	$0.105

MAIN STREET BANKS, INC. AND SUBSIDIARIES

SUMMARY OF INTEREST RATES (TAX-EQUIVALENT*)

(Unaudited)

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Six months ended June 30,
	2003	2003	2002	2002	2002	2003	2002

EARNING ASSETS

Total interest earning assets (in thousands)	$1,477,281	$1,258,807	$1,190,426	$1,104,123	$1,084,975	$1,368,044	$1,052,025
Loans	7.00%	7.43%	7.74%	7.93%	7.88%	7.20%	7.98%
Investment securities	4.40%	5.22%	5.69%	5.20%	5.78%	9.54%	11.85%
Federal funds sold	1.71%	1.29%	1.42%	1.75%	1.63%	1.35%	1.69%
Loans held for sale	12.98%	6.11%	4.76%	5.16%	6.95%	9.60%	6.82%
FHLB stock & other	3.71%	3.15%	6.48%	4.13%	5.41%	3.53%	5.48%
Total interest earning assets	6.63%	7.04%	7.02%	7.36%	7.40%	6.82%	7.46%

INTEREST-BEARING LIABILITIES

Total interest bearing liabilities (in thousands)	$1,443,951	$1,233,309	$1,162,788	$1,079,071	$1,058,872	$1,338,630	$1,030,290
Demand deposits	1.03%	1.05%	1.00%	0.73%	0.64%	1.04%	0.69%
Time deposits	2.08%	3.11%	3.38%	3.55%	3.93%	2.57%	4.18%
Retail repurchases	1.84%	1.84%	1.86%	1.93%	2.30%	1.84%	2.29%
Federal funds purchased	1.22%	1.66%	2.03%	3.01%	2.00%	1.53%	2.13%
Federal Home Loan Bank Advances	1.71%	1.78%	1.73%	1.73%	2.04%	1.73%	2.02%
Securities sold under agreement to repurchase	4.02%	3.70%	3.60%	3.42%	3.38%	3.84%	3.40%
Subordinated debentures	4.27%	4.30%	6.54%	0.00%	0.00%	4.29%	0.00%
Net Cost of Funds	2.08%	2.22%	2.17%	2.20%	2.36%	2.15%	2.45%

NET INTEREST SPREAD

Interest earning assets less interest bearing liabilities (in thousands)	33,330	25,497	27,638	25,052	26,104	29,414	21,735

Yield on earning assets less cost of interest-bearing liabilities	4.98%	4.92%	4.85%	5.16%	5.04%	4.95%	5.00%

NET INTEREST MARGIN

Net interest income (tax equivalent) as a percentage of average earning assets	5.02%	4.95%	4.89%	5.19%	5.08%	4.99%	5.03%

MAIN STREET BANKS, INC. AND SUBSIDIARIES

LOAN QUALITY

(Unaudited)

	Second	First	Fourth	Third	Second	Six months ended
	Quarter	Quarter	Quarter	Quarter	Quarter	June 30,
	2003	2003	2002	2002	2002	2003	2002

RESERVE FOR POSSIBLE LOAN LOSSES

Reserve for loan losses at beginning of period *	$15,390,616	$14,588,582	$12,706,025	$12,746,608	$12,346,331	$15,390,616	$12,346,331
Provision for loan losses	1,801,000	1,047,000	1,727,000	217,000	1,434,000	2,848,000	2,059,000
Loans charged off during period	(1,267,223)	(325,590)	(1,362,892)	(293,039)	(1,120,600)	(1,592,813)	(1,466,626)
Recoveries on loans previously charged off	96,054	80,624	42,659	35,456	86,876	176,678	136,785
Net loans charged off (recovered) during period	(1,171,169)	(244,966)	(1,320,233)	(257,583)	(1,033,723)	(1,416,135)	(1,329,841)
Reserve for loan losses at end of period	$20,272,465	$15,390,616	$14,588,582	$12,706,025	$12,746,608	$20,272,465	$12,746,608

Net charge-offs to average loans, annualized	0.40%	0.10%	0.60%	0.12%	0.49%	0.26%	0.32%

Gross charge-offs to average loans, annualized	0.43%	0.13%	0.61%	0.14%	0.54%	0.29%	0.36%

Recoveries as a percentage of gross charge-offs	7.58%	24.76%	3.13%	12.10%	7.75%	11.09%	9.33%

Reserve for loan losses as a percentage of loans, at end of period	1.47%	1.47%	1.48%	1.48%	1.48%	1.47%	1.48%

NON-PERFORMING ASSETS

Loans accounted for on a non-accrual basis	$6,068,538	$4,635,012	$3,356,901	$3,262,024	$3,277,376	$6,068,538	$3,277,376
Restructured loans	—	—	—	—	—	—	—
Total non-performing loans	6,068,538	4,635,012	3,356,901	3,262,024	3,277,376	6,068,538	3,277,376
Foreclosed assets	1,121,324	849,723	873,187	2,311,200	1,656,210	1,121,324	1,656,210
Total non-performing assets	$7,189,862	$5,484,735	$4,230,087	$5,573,224	$4,933,586	$7,189,862	$4,933,586

Non-performing assets as a percentage of loans plus foreclosed assets, at end of period	0.52%	0.52%	0.43%	0.65%	0.57%	0.52%	0.57%

Non-performing assets as a percentage of total assets, at end of period	0.38%	0.39%	0.31%	0.45%	0.41%	0.38%	0.41%

Reserve for loan losses as a percentage of non-performing assets, at end of period	281.96%	280.61%	344.88%	227.98%	258.36%	281.96%	258.36%

Loans 90 days past due	9,927,567	3,937,948	4,049,552	5,303,171	4,926,527	9,927,567	4,926,527

Loans 90 days past due as a percentage of loans, at end of period	0.72%	0.38%	0.41%	0.62%	0.57%	0.72%	0.57%

* Acquisition of First National Bank of Johns Creek on 12/11/02 included $1.4 million of loan loss reserves

* Acquisition of First Colony Bank on 5/22/03 included $4.3 million of loan loss reserves.